The World Funds, Inc.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525


VIA EDGAR

August 6, 2009


U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

This filing is being made solely for the purpose of obtaining class identifier information for Class P Shares of the REMS Real Estate Value Opportunity Fund (the "Fund") of The World Funds Inc. (the "Company"). The Fund was registered pursuant to Rule 485(a) under the Securities Act of 1933 (the "Securities Act") on August 15,2005 (SEC Accession No. 0001108086-05-000060). Class P Shares were first registered pursuant to Rule 485(a) under the Securities Act on November 1, 2005 (SEC Accession No. 000110808605-000085). While both the Fund and Class P Shares have been registered and are a validly existing series and share class of the Company, respectively, Class P Shares have never been offered by the Fund. Recently, the investment adviser to the Fund has decided to offer Class P Shares of the Fund. Because the Fund and Class P Shares are already validly existing and, therefore, have each been through the process of SEC review, we do not plan on filing an amendment to the Company's registration statement, based on Counsel's recommendations, pursuant to Rule 485(a) to offer Class P Shares of the Fund. Thus, we are submitting this filing to obtain a class identifier for Class P Shares of the Fund.

Sincerely,



/s/ John Pasco, III
--------------------
John Pasco, III,
Chairman